Exhibit 99.2

The instructions accompanying this Letter of Transmittal should be read carefully before completing this Letter of Transmittal. TSX Trust Company (the “Depository”) or your broker or other financial advisor will assist you in completing this Letter of Transmittal.

This Letter of Transmittal is for use only by registered shareholders or warrantholders of Cynapsus Therapeutics Inc. (the “Registered Securityholders”). Cynapsus Therapeutics Inc. securityholders whose common shares (“Common Shares”) and/or warrants (“Warrants” and together with the Common Shares the “Securities”) are registered in the name of a broker, trustee, financial institution, investment dealer, bank, trust company, custodian, nominee or other intermediary should contact that intermediary for instructions and assistance in receiving the consideration for such Securities.

LETTER OF TRANSMITTAL

TO ACCOMPANY SHARE CERTIFICATES FOR COMMON SHARES
and warrant certificates for warrants OF

CYNAPSUS THERAPEUTICS INC.

This Letter of Transmittal is for use by Registered Securityholders of Cynapsus Therapeutics Inc. (“Cynapsus”) in connection with its proposed plan of arrangement pursuant to section 192 of the Canada Business Corporations Act whereby Sunovion CNS Development Canada ULC (“Purchaser”) will acquire all of the outstanding Securities of Cynapsus (the “Arrangement”). Under the Arrangement and following the Effective Time, shareholders of Cynapsus will receive US$40.50 in cash, without interest, for each Common Share held, and warrantholders of Cynapsus will receive US$40.50 in cash minus the exercise price for each Warrant held (collectively, the “Consideration”).

In accordance with the Arrangement, Cynapsus, the Purchaser and the Depository shall be entitled to deduct and withhold from any amount payable to any Registered Securityholder such amounts as Cynapsus, the Purchaser or the Depository is required or permitted to deduct and withhold with respect to any payment under the Tax Act or any other provisions of provincial, local or foreign tax law.

Registered Securityholders are strongly urged to read the management information circular of Cynapsus dated as of September 15, 2016 (the “Circular”) accompanying this Letter of Transmittal, delivered in connection with the special meeting of Securityholders of Cynapsus to be held on October 13, 2016 (the “Meeting”).

Capitalized terms used but not defined in this Letter of Transmittal have the meanings given to such terms in the Circular.

The Arrangement is subject to obtaining Securityholder and court approval and required regulatory approvals and satisfying other usual and customary conditions contained in the arrangement agreement (the “Arrangement Agreement”) dated August 31, 2016 between the Purchaser, Cynapsus and Sunovion Pharmaceuticals Inc. (“Sunovion”). Reference should be made to the Circular for more information regarding expected timing for completion of the Arrangement.

In order to be entitled to receive the Consideration, Registered Securityholders are required to deposit the certificates representing the Securities held by them with the Depository at the address specified below. This Letter of Transmittal, properly completed and executed, together with all other required documents, must accompany the certificates for the Securities deposited for payment pursuant to the Arrangement. Under no circumstances will interest accrue or be paid on the Consideration, regardless of any delay in making any payment. If you are a U.S. person, you must also complete a U.S. Internal Revenue Service (“IRS”) Form W-9, a copy of which is included in this Letter of Transmittal (see Instruction 12, “United States Federal Backup Withholding”). If you are not a U.S. person, you will be required to complete an IRS Form W-8 (see Instruction 12, “United States Federal Backup Withholding” and Instruction 13, “United States FATCA Withholding”). Please read carefully the Notice of Special Meeting of Securityholders, the Circular and the instructions set out below before completing this Letter of Transmittal.

Whether or not Registered Securityholders deliver this Letter of Transmittal, as well as the certificates representing Securities and all other required documentation to the Depository, Registered Securityholders will, upon completion of the Arrangement and as contemplated by the Arrangement, cease to be Securityholders of Cynapsus and will only be entitled to receive the Consideration to which they are entitled under the Arrangement. If any Registered Securityholder fails to deliver this Letter of Transmittal, the certificates representing Securities and all other required documentation to the Depository on or before the sixth anniversary of the Effective Date, the certificates representing such former Registered Securityholder’s Securities, as applicable, shall cease to represent any claim by or interest of any kind or nature against Cynapsus, the Purchaser, Sunovion or the Depository. On such date, all Consideration to which the former Registered Securityholder was entitled shall be paid over to, or as directed by, the Purchaser (or its successor). Any payment made by way of cheque by the Depository (or, if applicable, Cynapsus) pursuant to the Plan of Arrangement that has not been deposited or has been returned to the Depository (or, if applicable, Cynapsus) or that otherwise remains unclaimed, in each case on or before the sixth anniversary of the Effective Date, shall cease to represent a right or claim of any kind or nature and the right of the Registered Securityholder to receive the Consideration shall terminate and be deemed to be surrendered and forfeited to the Purchaser or any successor thereof for no consideration.

Persons who deliver certificates for Securities after the sixth anniversary of the Effective Date will not be paid any Consideration.

Please carefully read the instructions set out below before completing this Letter of Transmittal.

TO:	CYNAPSUS THERAPEUTICS INC.
AND TO:	TSX TRUST COMPANY, as Depository

The undersigned hereby delivers and deposits with the Depository for transfer, upon the Arrangement becoming effective, in exchange for the Consideration, the enclosed certificates(s) for Securities, details of which are as follows:

Certificate Number(s)	Name in which Registered (Please fill in exactly as name(s) appear on Certificate(s))	Number of Common Shares or Warrants, as applicable, Represented by Certificate

(if space is not sufficient, please attach a list in the above form)

☐ Some or all of my Common Share or Warrant certificates have been lost, stolen or destroyed. Please review Instruction 8 for the procedure to replace lost or destroyed certificates. (Check box if applicable).

It is understood that, upon receipt of this Letter of Transmittal properly completed and executed, certificates(s) representing Securities deposited herewith (the “Deposited Securities”) and all other required documents, the Depository will, as soon as practicable after the Effective Date, mail to the undersigned the Consideration for each Deposited Security transferred in a form of a cheque (except for payments in excess of $25 million, which will be made by wire transfer (as described below)) issued by the Depository representing the amount of Consideration the undersigned is entitled to receive under the Arrangement, or hold such cheque for pick-up in accordance with the instructions set out below. It is understood that all payments will be made net of amounts required to be withheld by law, including any applicable withholding taxes.

Pursuant to rules of the Canadian Payments Association, a $25 million ceiling has been established on cheques, bank drafts and other paper-based payments processed through Canada’s clearing system. As a result, any payment to the undersigned in excess of $25 million will be effected by the Depository by wire transfer in accordance with the Large Value Transfer System Rules established by the Canadian Payments Association. Accordingly, settlement with the undersigned involving a payment in excess of $25 million, if applicable, will be made only in accordance with wire transfer instructions provided by the undersigned to the Depository in writing. If wire transfer instructions are required as set out above, the Depository will contact the undersigned for purposes of obtaining wire transfer instructions. Any delay in payment by the Depository will not entitle the undersigned to interest or other compensation in addition to the amounts to which the undersigned is entitled pursuant to the Arrangement.

The undersigned Registered Securityholder represents, warrants and covenants in favour of Cynapsus, the Purchaser, Sunovion and the Depository that: (i) the undersigned has received a copy of the Circular; (ii) the undersigned is, and will immediately prior to the Effective Time be, the registered holder of the Deposited Securities; (iii) the undersigned is the legal owner of the above listed Securities and has, and will have immediately prior to the Effective Time, good title to the Deposited Securities free and clear of any Securityholder Encumbrance; (iv) the undersigned has full power and authority to execute and deliver this Letter of Transmittal and to deposit, sell, assign, transfer and deliver such Deposited Securities and that, when the consideration contemplated by the Arrangement for the Deposited Securities is paid, none of Cynapsus, the Purchaser, Sunovion or the Depository or any of their respective affiliates or successors will be subject to any adverse claim in respect of such Deposited Securities; (v) the Deposited Securities have not been sold, assigned or transferred, nor has any agreement been entered into to sell, assign or transfer any such Deposited Securities to any other person; (vi) the surrender of the Deposited Securities complies with applicable Laws; (vii) all information inserted by the undersigned into this Letter of Transmittal is accurate; (viii) it is not a Dissenting Securityholder and has not filed a Dissent Notice; and (ix) unless the undersigned shall have revoked this Letter of Transmittal by notice in writing to the Depository at any time up to two Business Days prior to the Effective Date, the undersigned will not transfer or permit to be transferred any of such Deposited Securities, except pursuant to the Arrangement. The undersigned further represents that all information provided by the undersigned is true, accurate and complete and covenants and agrees to execute, upon request, any additional documents, transfers and other assurances as may be necessary or desirable to complete the exchange of certificate(s) representing Securities for the Consideration. These representations, warranties and covenants shall survive the completion of the Arrangement.

The undersigned acknowledges and agrees that as and from the Effective Date, and as provided in the Arrangement, the undersigned’s rights as a former Securityholder of Cynapsus will be limited to the right to receive the Consideration in exchange for its Securities pursuant to the terms of the Arrangement.

The undersigned acknowledges and agrees that the Depository will act as the agent of persons, including the undersigned, who have deposited Securities pursuant to the Arrangement for the purpose of receiving and transmitting the Consideration to such persons, and receipt of the Consideration by the Depository will be deemed to constitute receipt of payment by persons depositing Securities, as applicable.

Except for any proxy deposited with respect to the vote on the Arrangement Resolution in connection with the Meeting, the undersigned revokes any and all other authority, other than as granted in this Letter of Transmittal, whether as agent, attorney-in-fact, proxy or otherwise, previously conferred or agreed to be conferred by the undersigned at any time with respect to the Deposited Securities. No subsequent authority, whether as agent, attorney-in-fact, proxy or otherwise, will be granted with respect to the Deposited Securities by or on behalf of the undersigned, unless the Deposited Securities are not paid for under the Arrangement.

The undersigned hereby acknowledges that the delivery of the Deposited Securities will be effected and the risk of loss and title to such Deposited Securities will pass to the Depository only upon proper receipt thereof by the Depository.

The undersigned surrenders, effective at the Effective Time, all right, title and interest in and to the Deposited Securities and irrevocably appoints and constitutes the Depository lawful attorney of the undersigned, with full power of substitution to deliver the certificates representing the Deposited Securities pursuant to the Arrangement and to effect the transfer of the Deposited Securities on the books of Cynapsus in accordance with the terms of the Arrangement.

Each authority conferred or agreed to be conferred by the undersigned in this Letter of Transmittal may be exercised during any subsequent legal incapacity of the undersigned and will survive the death, incapacity, bankruptcy or insolvency of the undersigned and any obligation of the undersigned hereunder will be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

If the Arrangement is not completed or proceeded with or is otherwise terminated in accordance with the terms of the Arrangement Agreement or Arrangement, all representations, warranties and covenants of the undersigned contained herein shall be deemed terminated and all Deposited Securities under this Letter of Transmittal, including the certificate(s) representing Securities and all other ancillary documents, will be returned forthwith by the Depository to the undersigned at the address set out in Block C or held for pick-up in accordance with Block D, or failing such address being specified, to the undersigned at the last address shown on the records of Cynapsus.

It is understood that the undersigned will not receive payment in respect of the Deposited Securities unless the Arrangement is consummated and unless the certificate(s) representing the Deposited Securities, if applicable, owned by the undersigned is or are received by the Depository at the office specified below, together with this Letter of Transmittal and such additional documents as the Depository may require, and until the same are processed for payment by the Depository. It is further understood that under no circumstances will interest or other compensation accrue or be paid by Cynapsus, the Purchaser or the Depository on the Consideration, regardless of any delay in making such payment. The undersigned further acknowledges that the payment of the Consideration in respect of the Deposited Securities will completely discharge any obligations of Cynapsus, the Purchaser and the Depository with respect to the matters contemplated by this Letter of Transmittal.

This Letter of Transmittal and accompanying documentation may be revoked by notice in writing to the Depository at any time up to two Business Days prior to the Effective Time, in which case this Letter of Transmittal and all accompanying documentation will be returned forthwith to the Registered Securityholder.

By virtue of the execution of this Letter of Transmittal, the undersigned shall be deemed to have agreed that all questions as to validity, form, eligibility (including timely receipt) and acceptance of any Securities deposited pursuant to the Arrangement will be determined by the Purchaser in its sole discretion and that such determination shall be final and binding and the undersigned further acknowledges that there shall be no duty or obligation of Cynapsus, the Purchaser, the Depository, or any other person to give notice of any defect or irregularity in any deposit and no liability shall be incurred by any of them for failure to give any such notice.

By reason of the use by the undersigned of an English language form of Letter of Transmittal, the undersigned shall be deemed to have required that any contract evidenced by this Letter of Transmittal, as well as all documents related thereto, be drawn exclusively in the English language. En raison de l’usage d’une lettre d’envoi en langue anglaise par le soussigné, le soussigné est présumé avoir requis que tout contrat attesté par la présente lettre d’envoi, de méme que tous les documents qui s’y rapportent, soient rédigés exclusivement en langue anglaise.

This Letter of Transmittal will be construed in accordance with and governed by the laws of the Province of Ontario and the federal laws of Canada applicable therein.

[Remainder of Page Intentionally Left Blank]

PLEASE COMPLETE BLOCKS A, E, F AND G
PLEASE COMPLETE B IF APPLICABLE
PLEASE COMPLETE EITHER BLOCK C OR BLOCK D.

SEE INSTRUCTIONS BELOW.

BLOCK A REGISTRATION AND PAYMENT INSTRUCTIONS TO BE COMPLETED BY ALL SECURITYHOLDERS ISSUE CHEQUE FOR CONSIDERATION IN THE NAME OF: (please print) (See Instruction 2, 3 and 4)
(Name)

(Street Address and Number)

(City and Province or State)

(Country and Postal (Zip) Code)

(Telephone – Business Hours)

(Social Insurance or Taxpayer Identification Number)

BLOCK B

CURRENCY OF PAYMENT

(see item 7(h) of the Instructions)

☐ I wish to receive payment of Consideration in Canadian dollars as described under “Delivery of Consideration” in the Circular.

A Securityholder who does not check the box above will, if this Direction is otherwise properly completed, receive payment of Consideration in United States dollars.

EACH SECURITYHOLDER TO COMPLETE EITHER BLOCK C OR BLOCK D

BLOCK C DELIVERY INSTRUCTIONS SEND CHEQUE FOR CONSIDERATION (Unless Block “D” is checked) TO: (See Instructions 2 and 6)	BLOCK D PICK-UP INSTRUCTIONS ☐ HOLD CHEQUE FOR PICK-UP AT THE OFFICE OF THE DEPOSITORY WHERE THE DEPOSITED SECURITIES WERE SURRENDERED
(Name)	(See Instructions 2 and 6)

(Street Address and Number)

(City and Province or State)

(Country and Postal (Zip) Code)

Block E
to be completed by all securityholderS by selecting one box below.

Indicate whether you are a resident of Canada for Canadian tax purposes:

☐ The owner signing below represents that it is a resident of Canada for Canadian tax purposes.

OR

☐ The owner signing below represents that it is not a resident of Canada for Canadian tax purposes.

BLOCK F TO BE COMPLETED BY ALL SECURITYHOLDERS
Signature guaranteed by (if required under Instruction 4)	Date: __________________________, 20______

Authorized Signature of Guarantor	Signature of Registered Securityholder or Authorized
Representative – See Instruction 5

Name of Guarantor (please print or type)	Name of Registered Securityholder (please print or type)

Address of Guarantor (please print or type)	Taxpayer Identification, Social Insurance or Social Security Number of Registered Securityholder (please print or type)

Name of Authorized Representative, if applicable (please print or type)

E-mail Address of Guarantor (please print or type)	Daytime telephone number of Registered or Authorized Representative

Daytime facsimile number of Registered Securityholder or Authorized Representative

E-mail Address of Registered Securityholder or Authorized Representative

BLOCK G
U.S. SECURITYHOLDERS

TO BE COMPLETED BY ALL SECURITYHOLDERS

(See Instruction 12)

A “U.S. Securityholder” is any Registered Securityholder that is a U.S. person (as defined in Instruction 12; see below) for United States federal income tax purposes.

INDICATE WHETHER OR NOT YOU ARE A U.S. SECURITYHOLDER OR ARE ACTING ON BEHALF OF A U.S. SECURITYHOLDER:

☐	The person signing this Letter of Transmittal represents that it IS NOT a U.S. Securityholder and IS NOT acting on behalf of a U.S. Securityholder.

OR

☐	The person signing this Letter of Transmittal IS a U.S. Securityholder or IS acting on behalf of a U.S. Securityholder.

IF YOU ARE A U.S. SECURITYHOLDER OR ARE ACTING ON BEHALF OF A U.S. SECURITYHOLDER, THEN IN ORDER TO AVOID BACKUP WITHHOLDING YOU MUST COMPLETE THE IRS FORM W-9 INCLUDED BELOW, OR OTHERWISE PROVIDE CERTIFICATION THAT YOU ARE EXEMPT FROM BACKUP WITHHOLDING, AS PROVIDED IN INSTRUCTION 12 “UNITED STATES FEDERAL BACKUP WITHHOLDING.” IF YOU ARE NOT A U.S. SECURITYHOLDER, BUT YOU PROVIDE AN ADDRESS IN BLOCK A OR C THAT IS LOCATED IN THE UNITED STATES, YOU MUST COMPLETE AN APPROPRIATE IRS FORM W-8 (NON-U.S. SECURITYHOLDER SHOULD CONSULT INSTRUCTION 12, “UNITED STATES FEDERAL BACKUP WITHHOLDING” FOR MORE INFORMATION). See also Instruction 13 with respect to the requirement for a Non-U.S. Securityholder to submit a Form W-8 to avoid FATCA withholding.

INSTRUCTIONS

1.	Use of the Letter of Transmittal

(a)	In order to permit the timely receipt of the Consideration payable in connection with the Arrangement, this Letter of Transmittal (or an originally signed facsimile copy thereof) together with accompanying certificate(s) representing the Deposited Securities and all other documents required under this Letter of Transmittal must be received by the Depository at the office specified below. Do not send the certificates or the Letter of Transmittal to Cynapsus or the Purchaser.

(b)	The method used to deliver this Letter of Transmittal and any accompanying certificates representing Deposited Securities is at the option and risk of the Registered Securityholder, and delivery will be deemed effective only when such documents are actually received by the Depository. Cynapsus and the Purchaser recommend that the necessary documentation be hand delivered to the Depository at the office specified below, and a receipt obtained; otherwise the use of registered mail with return receipt requested, properly insured, is recommended. Securityholders whose Securities are registered in the name of a broker, trustee, financial institution, investment dealer, bank, trust company, custodian, nominee or other intermediary should contact that intermediary for assistance in depositing those Securities.

(c)	Any certificate representing Securities not duly surrendered on or prior to the sixth anniversary of the Effective Date shall cease to represent any claim by or interest of any kind or nature against Cynapsus, the Purchaser, Sunovion or the Depository. On such date, all consideration to which the former Registered Securityholder was entitled shall be paid over to, or as directed by, the Purchaser (or its successor).

2.	Registration and Delivery Instructions

The box entitled “Block A Registration and Payment Instructions” and one of the boxes entitled “Block C Delivery Instructions” or “Block D Pick-Up Instructions”, as applicable, should be completed by each Registered Securityholder or such Registered Securityholder’s duly authorized representative regardless of whether cheques to be issued pursuant to the Arrangement are to be: (a) issued in the name of the person signing the Letter of Transmittal or the name on the register of Registered Securityholders of Cynapsus; (b) issued in the name of a person other than the person signing the Letter of Transmittal; (c) sent to someone other than the person signing the Letter of Transmittal; or (d) sent to the person signing the Letter of Transmittal at an address other than that appearing below that person’s signature. If the box entitled ‘‘Block A Registration and Payment Instructions” and one of the boxes entitled ‘‘Block C Delivery Instructions” or ‘‘Block C Pick-Up Instructions”, as applicable, are not completed by a Registered Securityholder, the cheque to be issued to such Registered Securityholder shall be issued in the name of such Registered Securityholder as such name appears on the register of shareholders or warrantholders, as applicable, maintained by Cynapsus or Cynapsus’ registrar and transfer agent and shall be delivered to the address otherwise indicated by the Registered Securityholder, or where no such address is indicated, to the last address shown on the records of Cynapsus.

3.	Signatures

This Letter of Transmittal must be completed, dated and signed by the holder of Securities, as applicable, or by such holder’s duly authorized representative (in accordance with Instruction 5).

(a)	If this Letter of Transmittal is signed by the registered owner(s) of the accompanying certificate(s) representing Securities, such signature(s) on this Letter of Transmittal must correspond with the name(s) as registered or as written on the face of such certificate(s) without any change whatsoever, and the certificate(s) need not be endorsed. If such deposited certificate(s) are owned of record by two or more joint owners, all such owners must sign the Letter of Transmittal.

(b)	If this Letter of Transmittal is signed by a person other than the registered owner(s) of the accompanying certificate(s) representing Securities, or if the cheque is to be issued to a person other than the registered owner(s):

(i)	such deposited certificate(s) must be endorsed or be accompanied by appropriate transfer power(s) of attorney duly and properly completed by the registered owner(s); and

(ii)	the signature(s) on such endorsement or transfer power(s) of attorney must correspond exactly to the name(s) of the registered owner(s) as registered or as appearing on the certificate(s) and must be guaranteed as noted in Instruction 4 below.

(c)	If any of the Deposited Securities are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Securities.

4.	Guarantee of Signatures

No signature guarantee is required on this Letter of Transmittal if (i) this Letter of Transmittal is signed by the Registered Securityholder(s) of the Deposited Securities, unless the cheque representing the Consideration is to be delivered to a person other than the registered owner(s) or sent to an address other than the address of the Registered Securityholder(s) as shown on the register of shareholders or warrantholders, as applicable, maintained by Cynapsus or Cynapsus’ registrar and transfer agent; or (ii) the Deposited Securities are transmitted for the account of an Eligible Institution (defined below). If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Deposited Securities or if the payment is to be made in a name other than the registered owner(s), such signature must be guaranteed by an Eligible Institution (defined below), or in some other manner satisfactory to the Depository (except that no guarantee is required if the signature is that of an Eligible Institution).

An “Eligible Institution” means a Canadian Schedule I chartered bank, a commercial bank or trust company in the United States, a member of the Securities Transfer Association Medallion Program (STAMP), a member of the Stock Exchange Medallion Program (SEMP) or a member of the New York Stock Exchange Inc. Medallion Signature Program (MSP). Members of these programs are usually members of a recognized stock exchange in Canada and/or the United States, members of the Investment Industry Regulatory Organization of Canada, members of the Financial Industry Regulatory Authority, National Association of Securities Dealers or banks and trust companies in the United States. Certain Canadian credit unions may also be members.

5.	Fiduciaries, Representatives and Authorizations

Where this Letter of Transmittal or any transfer power(s) of attorney is executed by a person as an executor, administrator, trustee or guardian, or on behalf of a corporation, partnership or association, or is executed by any other person acting in a representative or fiduciary capacity, such person should so indicate when signing and this Letter of Transmittal must be accompanied by satisfactory evidence of their proof of appointment and authority to act. Any of Cynapsus, the Purchaser or the Depository, at their discretion, may require additional evidence of appointment or authority or additional documentation.

6.	Payment and Delivery Instructions

In all cases, either Block C or Block D should be completed. If one of those blocks is not completed, the cheque for the Deposited Securities or the certificate(s) in respect of the Deposited Securities (if the Arrangement is not completed) will be mailed to the depositing Registered Securityholders at the last address shown on the records of Cynapsus.

7.	Miscellaneous

(a)	If the space on this Letter of Transmittal is insufficient to list all certificates for Deposited Securities, additional certificate numbers and number of Deposited Securities may be included on a separate signed list affixed to this Letter of Transmittal.

(b)	If Deposited Securities are registered in different forms (e.g. “John Doe” and “J. Doe”), a separate Letter of Transmittal should be signed for each different registration.

(c)	No alternative, conditional or contingent deposits of Deposited Securities will be accepted.

(d)	Additional copies of the Circular and the Letter of Transmittal may be obtained from the Depository, Cynapsus’ proxy solicitation agent or at the office specified below. The Circular and the Letter of Transmittal are also available at www.sedar.com and at www.sec.gov/edgar.

(e)	It is strongly recommended that prior to completing this Letter of Transmittal, the undersigned read the accompanying Circular and discuss any questions with a tax advisor.

(f)	The Purchaser reserves the right, if it so elects in its absolute discretion, to instruct the Depository to waive any defect or irregularity contained in the Letter of Transmittal received by it.

(g)	Registered Securityholders who do not forward to the Depository this validly completed and duly signed Letter of Transmittal, together with their certificate(s), will not receive the Consideration to which they are otherwise entitled until deposit is made.

(h)	All payments will be made in United States dollars, unless the Securityholder elects to receive payment in Canadian dollars as described under “Delivery of Consideration – Currency of Payment” in the Circular by checking the appropriate box provided in this Letter of Transmittal.

8.	Lost, Stolen or Destroyed Certificates

If a certificate representing Securities has been lost, stolen or destroyed, this Letter of Transmittal should be completed as fully as possible and forwarded to the Depository together with a letter containing details regarding the lost, stolen or destroyed certificate. In addition, the registered holder of that certificate, for those Warrants issued without a warrant agent, should contact Cynapsus at 828 Richmond Street West, Toronto, Ontario, Canada, M6J 1C9, Attention: Andrew Williams, Chief Financial Officer or by facsimile transmission to 416-703-8762, or for Common Shares or those Warrants issued with a warrant agent, TSX Trust Company by telephone at 1-866-600-5869, or by mail, hand or courier at 200 University Avenue, Suite 300, Toronto, Ontario, Canada, M5H 4H1 to determine the replacement requirements with respect to the certificate that has been lost, stolen or destroyed. The replacement certificates representing the Deposited Securities must be provided to the Depository at the office specified below.

9.	Return of Certificates

If the Arrangement does not proceed for any reason, any certificate(s) for Deposited Securities received by the Depository will be returned to you forthwith by the Depository at the address set out in Block C or held for pick-up in accordance with Block D, or failing such address or instruction to hold for pick-up being specified, shall be returned to the undersigned at the last address shown on the records of Cynapsus.

10.	Privacy

The Depository is committed to protecting your personal information. In the course of providing services to you and the Depository’s corporate clients, the Depository receives non-public personal information about you from transactions we perform for you, forms you send the Depository, other communications the Depository has with you or your representatives, etc. This information could include your name, address, social insurance number, securities holdings and other financial information. The Depository uses this to administer your account, to better serve your and the Depository’s clients’ needs and for other lawful purposes relating to the Depository’s services. Some of your information may be transferred to servicers in the U.S.A. for data processing and/or storage. The Depository has prepared a privacy code to tell you more about the Depository’s information practices, how your privacy is protected and how to contact the Depository’s Chief Privacy Officer. It is available at the Depository’s website, the Depository, or by writing to the Depository at 200 University Avenue, Suite 300, Toronto, Ontario, Canada, M5H 4H1. The Depository will use the information you are providing in order to process your request and will treat your signature(s) as your consent to the Depository so doing.

11.	Assistance

The Depository (see below for address and telephone numbers) or your broker or other financial adviser will be able to assist you in completing this Letter of Transmittal.

12.	United States Federal Backup Withholding

United States federal income tax law generally requires that a U.S. person who receives cash in exchange for Securities must timely provide the Depository (as payer) with his, her or its correct Taxpayer Identification Number (“TIN”), which, in the case of a Securityholder who is an individual, is generally the individual’s social security number. If the Depository is not timely provided with the correct TIN or an adequate basis for an exemption, such holder may be subject to penalties imposed by the IRS and backup withholding in an amount currently equal to 28% of the gross proceeds of any payment received hereunder. Backup withholding is not an additional tax. A Securityholder that is subject to the backup withholding rules will be allowed a credit of the amount withheld against such holder’s United States federal income tax liability, and, if backup withholding results in an overpayment of tax, such holder may be entitled to a refund, provided the requisite information is furnished to the IRS in a timely manner.

You are a U.S. person if you are (a) an individual citizen or resident of the United States as determined for U.S. federal income tax purposes; (b) a corporation (including an entity classified as a corporation for U.S. federal income tax purposes), or a partnership (including an entity classified as a partnership for U.S. federal income tax purposes) created in the United States or under the laws of the United States or any state or the District of Columbia or which is treated under certain inversion rules as a United States entity for federal income tax purposes; (c) an entity which is treated as disregarded for U.S. income tax purposes which has a U.S. person as its owner; (d) an estate the income of which is subject to United States federal income tax regardless of its source; or (e) a trust if: (i) a court within the United States is able to exercise primary jurisdiction over the trust’s administration and one or more U.S. persons have the authority to control all substantial decisions of the trust; or (ii) the trust has a valid election in effect under applicable Treasury regulations to be treated as a U.S. person.

To prevent backup withholding, each U.S. Securityholder must provide its correct TIN by completing the IRS Form W-9 attached to this document, which requires such holder to certify under penalties of perjury, (i) that the TIN provided is correct (or that such holder is awaiting a TIN), (ii) that the holder is not subject to backup withholding because (a) the holder is exempt from backup withholding, (b) the holder has not been notified by the IRS that he is subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified the holder that he is no longer subject to backup withholding, and (iii) that the holder is a U.S. person for United States federal income tax purposes (including a U.S. resident alien). For information about what number to provide the Depository, see the instructions to the enclosed IRS Form W-9.

Certain holders (including, among others, all corporations and certain non-U.S. persons) are exempt from these backup withholding requirements. To prevent possible erroneous backup withholding, an exempt holder should enter its correct TIN in Part 1 of IRS Form W-9, write “Exempt” in Part 2 of such form, and sign and date the form. See the “General Instructions” (the “W-9 Guidelines”) that are included in the enclosed IRS Form W-9.

If Securities are held in more than one name or are not in the name of the actual owner, consult the instructions to the enclosed IRS Form W-9 for information on which TIN to report.

If a U.S. Securityholder does not have a TIN, such holder should: (i) consult the instructions to the enclosed IRS Form W-9, (ii) write ‘‘Applied For” in Part 1 of IRS Form W-9, and (iii) sign and date IRS Form W-9 (on page 14). In such case, the Depository will withhold 28% of the gross proceeds of any payment made to such holder prior to the time a properly certified TIN is provided to the Depository, and if the Depository is not provided with a TIN within sixty (60) days, such amounts will be paid over to the IRS.

Backup withholding also may apply to a holder that (i) has opened an account with a United States office of the Depository; (ii) completes Block A of this Letter of Transmittal with an address in the United States or has a registered address in United States and in either case does not insert in Block C of this Letter of Transmittal the name and address of a person or agent outside of the United States to whom the consideration hereunder, and returned documents, should be sent; (iii) inserts in Block C of this Letter of Transmittal the name and address of a person or agent in United States; or (iv) returns this Letter of Transmittal in an envelope postmarked in, or that otherwise appears to the Depository to have been sent from, the United States. If a Registered Securityholder is not required to provide the Depository with an IRS Form W-9 because such holder is not a U.S. person for United States federal income tax purposes, but such Securityholder provides an address above in Block A or Block C that is located in the United States or backup withholding may otherwise apply under the preceding sentence, such holder will instead need to timely submit to the Depository an appropriate and properly completed IRS Form W-8, Certificate of Foreign Status, signed under penalty of perjury. Such appropriate IRS Form W-8 (e.g., IRS Form WW-8BEN-E, W-8IMY (with any required attachments), W-8ECI, or W-8EXP) is available on the IRS website at https://www.irs.gov/uac/about-form-w8 (or by calling 1-800-TAX-FORM).

13.	United States FATCA Withholding

Under the Foreign Account Tax Compliance Act (“FATCA”), a 30% withholding tax may be imposed on gross proceeds from the sale or other disposition of, stock paid to a foreign financial institution or to a non-financial foreign entity (including in some instances, where the foreign financial institution or non-financial foreign entity is acting as an intermediary for another party), unless in the case of a foreign financial institution, the entity (1) enters into (or is otherwise subject to) and complies with an agreement with the United States government, or (2) complies with applicable foreign law enacted in connection with an intergovernmental agreement between the United States and a foreign jurisdiction, in either case to, among other things, collect and provide to the United States or other relevant tax authorities certain information regarding United States account holders of such institution. In the case of payments made to a foreign entity that is not a foreign financial institution (as a beneficial owner), the tax generally will be imposed, subject to certain exceptions, unless such foreign entity provides the withholding agent with a certification that it does not have any “substantial U.S. owner” (generally, any specified U.S. person that directly or indirectly owns more than a specified percentage of such entity) or that identifies its substantial U.S. owners.

A Securityholder who is a U.S. person (see Instruction 12 for the definition of a U.S. person) who timely submits to the Depository a properly completed IRS Form W-9 attesting to such holder’s status as a U.S. person will not be subject to FATCA withholding. Such Securityholder may submit one IRS Form W-9 for purposes of avoiding withholding under FATCA and for purposes of avoiding backup withholding (described above in Instruction 12).

In order for a Securityholder who is not a U.S. person to avoid withholding under FATCA with respect to any payments made to such Securityholder pursuant to the Arrangement, such Securityholder must timely submit to the Depository the applicable IRS Form W-8 generally attesting to such holder’s compliance with or exemption from FATCA. To avoid withholding under FATCA, a Securityholder who is an individual should provide a properly completed IRS Form W-BEN attesting to such holder’s status as an individual. Such holder may submit one IRS Form W-8BEN for purposes of avoiding withholding under FATCA and for purposes of avoiding backup withholding (described above in Instruction 12). A Securityholder who is not an individual should submit the appropriate IRS Form W-8 (e.g., IRS Form WW-8BEN-E, W-8IMY (with any required attachments), W-8ECI, or W-8EXP) (i) certifying as to its “Chapter 4 Status” (FATCA status), and (A) in the case of certain foreign financial institutions, providing its Global Intermediary Identification Number, or (B) in the case of certain non-financial foreign entities, certifying that it does not have any substantial U.S. owners or identifying its substantial U.S. owners as required or (ii) otherwise attesting to its exempt status. The various Forms W-8 are available on the IRS website at https://www.irs.gov/uac/about-form-w8 (or by calling 1-800-TAX-FORM).

Failure to provide a properly completed IRS Form W-9, or a properly completed applicable IRS Form W-8 attesting to such Securityholder’s compliance with or exemption from FATCA, may subject the Securityholder to a 30% withholding tax with respect to any payments made to such holder pursuant to the Arrangement.

Form **W-9**
(Rev. December 2014)
Department of the Treasury
Internal Revenue Service

Request for Taxpayer Identification Number and Certification

Give Form to the requester. Do not send to the IRS.

Print or type
See **Specific Instructions** on page 2.

1 Name (as shown on your income tax return). Name is required on this line; do not leave this line blank.

2 Business name/disregarded entity name, if different from above

3 Check appropriate box for federal tax classification; check only **one** of the following seven boxes:
☐ Individual/sole proprietor or single-member LLC ☐ C Corporation ☐ S Corporation ☐ Partnership ☐ Trust/estate
☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=partnership) ▶
Note. For a single-member LLC that is disregarded, do not check LLC; check the appropriate box in the line above for the tax classification of the single-member owner.
☐ Other (see instructions) ▶

4 Exemptions (codes apply only to certain entities, not individuals; see instructions on page 3):
Exempt payee code (if any)
Exemption from FATCA reporting code (if any)
(Applies to accounts maintained outside the U.S.)

5 Address (number, street, and apt. or suite no.)

Requester's name and address (optional)

6 City, state, and ZIP code

7 List account number(s) here (optional)

Part I Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see *How to get a TIN* on page 3.

Note. If the account is in more than one name, see the instructions for line 1 and the chart on page 4 for guidelines on whose number to enter.

Social security number
    –   –

or

Employer identification number
   –

Part II Certification

Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and
2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
3. I am a U.S. citizen or other U.S. person (defined below); and
4. The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions on page 3.

Sign Here | **Signature of U.S. person ▶** | **Date ▶**

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. Information about developments affecting Form W-9 (such as legislation enacted after we release it) is at *www.irs.gov/fw9*.

Purpose of Form

An individual or entity (Form W-9 requester) who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following:

- Form 1099-INT (interest earned or paid)
- Form 1099-DIV (dividends, including those from stocks or mutual funds)
- Form 1099-MISC (various types of income, prizes, awards, or gross proceeds)
- Form 1099-B (stock or mutual fund sales and certain other transactions by brokers)
- Form 1099-S (proceeds from real estate transactions)
- Form 1099-K (merchant card and third party network transactions)
- Form 1098 (home mortgage interest), 1098-E (student loan interest), 1098-T (tuition)
- Form 1099-C (canceled debt)
- Form 1099-A (acquisition or abandonment of secured property)

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN.

If you do not return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See What is backup withholding? on page 2.

By signing the filled-out form, you:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners' share of effectively connected income, and

4. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct. See *What is FATCA reporting?* on page 2 for further information.

Cat. No. 10231X Form **W-9** (Rev. 12-2014)

Form W-9 (Rev. 12-2014) Page **2**

Note. If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

- An individual who is a U.S. citizen or U.S. resident alien;
- A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States;
- An estate (other than a foreign estate); or
- A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners' share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income.

In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States:

- In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity;
- In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust; and
- In the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a "saving clause." Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.
2. The treaty article addressing the income.
3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.
4. The type and amount of income that qualifies for the exemption from tax.
5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

Backup Withholding

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 28% of such payments. This is called "backup withholding." Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,
2. You do not certify your TIN when required (see the Part II instructions on page 3 for details),
3. The IRS tells the requester that you furnished an incorrect TIN,
4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or
5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See *Exempt payee code* on page 3 and the separate Instructions for the Requester of Form W-9 for more information.

Also see *Special rules for partnerships* above.

What is FATCA reporting?

The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See *Exemption from FATCA reporting code* on page 3 and the Instructions for the Requester of Form W-9 for more information.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account; for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Line 1

You must enter one of the following on this line; **do not** leave this line blank. The name should match the name on your tax return.

If this Form W-9 is for a joint account, list first, and then circle, the name of the person or entity whose number you entered in Part I of Form W-9.

a. **Individual.** Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name.

Note. ITIN applicant: Enter your individual name as it was entered on your Form W-7 application, line 1a. This should also be the same as the name you entered on the Form 1040/1040A/1040EZ you filed with your application.

b. **Sole proprietor or single-member LLC.** Enter your individual name as shown on your 1040/1040A/1040EZ on line 1. You may enter your business, trade, or "doing business as" (DBA) name on line 2.

c. **Partnership, LLC that is not a single-member LLC, C Corporation, or S Corporation.** Enter the entity's name as shown on the entity's tax return on line 1 and any business, trade, or DBA name on line 2.

d. **Other entities.** Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on line 2.

e. **Disregarded entity.** For U.S. federal tax purposes, an entity that is disregarded as an entity separate from its owner is treated as a "disregarded entity." See Regulations section 301.7701-2(c)(2)(iii). Enter the owner's name on line 1. The name of the entity entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner's name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity's name on line 2, "Business name/disregarded entity name." If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

Form W-9 (Rev. 12-2014) Page 3

Line 2

If you have a business name, trade name, DBA name, or disregarded entity name, you may enter it on line 2.

Line 3

Check the appropriate box in line 3 for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box in line 3.

Limited Liability Company (LLC). If the name on line 1 is an LLC treated as a partnership for U.S. federal tax purposes, check the "Limited Liability Company" box and enter "P" in the space provided. If the LLC has filed Form 8832 or 2553 to be taxed as a corporation, check the "Limited Liability Company" box and in the space provided enter "C" for C corporation or "S" for S corporation. If it is a single-member LLC that is a disregarded entity, do not check the "Limited Liability Company" box; instead check the first box in line 3 "Individual/sole proprietor or single-member LLC."

Line 4, Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space in line 4 any code(s) that may apply to you.

Exempt payee code.

- Generally, individuals (including sole proprietors) are not exempt from backup withholding.
- Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends.
- Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions.
- Corporations are not exempt from backup withholding with respect to attorneys' fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC.

The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space in line 4.

1—An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2)

2—The United States or any of its agencies or instrumentalities

3—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

4—A foreign government or any of its political subdivisions, agencies, or instrumentalities

5—A corporation

6—A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or possession

7—A futures commission merchant registered with the Commodity Futures Trading Commission

8—A real estate investment trust

9—An entity registered at all times during the tax year under the Investment Company Act of 1940

10—A common trust fund operated by a bank under section 584(a)

11—A financial institution

12—A middleman known in the investment community as a nominee or custodian

13—A trust exempt from tax under section 664 or described in section 4947

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt payees except for 7
Broker transactions	Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.
Barter exchange transactions and patronage dividends	Exempt payees 1 through 4
Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 5[2]
Payments made in settlement of payment card or third party network transactions	Exempt payees 1 through 4

[1] See Form 1099-MISC, Miscellaneous Income, and its instructions.

[2] However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys' fees, gross proceeds paid to an attorney reportable under section 6045(f), and payments for services paid by a federal executive agency.

Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with "Not Applicable" (or any similar indication) written or printed on the line for a FATCA exemption code.

A—An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37)

B—The United States or any of its agencies or instrumentalities

C—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

D—A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i)

E—A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i)

F—A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state

G—A real estate investment trust

H—A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940

I—A common trust fund as defined in section 584(a)

J—A bank as defined in section 581

K—A broker

L—A trust exempt from tax under section 664 or described in section 4947(a)(1)

M—A tax exempt trust under a section 403(b) plan or section 457(g) plan

Note. You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed.

Line 5

Enter your address (number, street, and apartment or suite number). This is where the requester of this Form W-9 will mail your information returns.

Line 6

Enter your city, state, and ZIP code.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see *How to get a TIN* below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

If you are a single-member LLC that is disregarded as an entity separate from its owner (see *Limited Liability Company (LLC)* on this page), enter the owner's SSN (or EIN, if the owner has one). Do not enter the disregarded entity's EIN. If the LLC is classified as a corporation or partnership, enter the entity's EIN.

Note. See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local SSA office or get this form online at *www.ssa.gov*. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at *www.irs.gov/businesses* and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting IRS.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and write "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note. Entering "Applied For" means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: *A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.*

Form W-9 (Rev. 12-2014) Page 4

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 4, or 5 below indicate otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on line 1 must sign. Exempt payees, see *Exempt payee code* earlier.

Signature requirements. Complete the certification as indicated in items 1 through 5 below.

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. "Other payments" include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account:	Give name and SSN of:
1. Individual	The individual
2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account[1]
3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor[2]
4. a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee[1]
b. So-called trust account that is not a legal or valid trust under state law	The actual owner[1]
5. Sole proprietorship or disregarded entity owned by an individual	The owner[3]
6. Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulations section 1.671-4(b)(2)(i)(A))	The grantor*
For this type of account:	**Give name and EIN of:**
7. Disregarded entity not owned by an individual	The owner
8. A valid trust, estate, or pension trust	Legal entity[4]
9. Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation
10. Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
11. Partnership or multi-member LLC	The partnership
12. A broker or registered nominee	The broker or nominee
13. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
14. Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulations section 1.671-4(b)(2)(i)(B))	The trust

[1] List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

[2] Circle the minor's name and furnish the minor's SSN.

[3] You must show your individual name and you may also enter your business or DBA name on the "Business name/disregarded entity" name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

[4] List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see *Special rules for partnerships* on page 2.

***Note.** Grantor also must provide a Form W-9 to trustee of trust.

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records from Identity Theft

Identity theft occurs when someone uses your personal information such as your name, SSN, or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

- Protect your SSN,
- Ensure your employer is protecting your SSN, and
- Be careful when choosing a tax preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

For more information, see Publication 4535, Identity Theft Prevention and Victim Assistance.

Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to *phishing@irs.gov*. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration (TIGTA) at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: *spam@uce.gov* or contact them at *www.ftc.gov/idtheft* or 1-877-IDTHEFT (1-877-438-4338).

Visit IRS.gov to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.

The Depository is:

TSX Trust Company

By Mail, Registered Mail, Hand or by Courier

200 University Avenue, Suite 300

Toronto, Ontario, Canada, M5H 4H1

Attention: Corporate Actions

Toll Free (North America): 1-800-600-5869

Overseas: 1-416-342-1091

E-Mail: TMXEInvestorServices@tmx.com

Facsimile: 416-361-0470

Cynapsus’ proxy solicitation agent is:

D.F. King Canada

By Mail, Registered Mail, Hand or by Courier

320 Bay Street

Toronto, Ontario, Canada, M5H 4A6

Toll Free (North America): 1-866-521-4427

Overseas: 1-201-806-7301

E-Mail: inquiries@dfking.com